JPMORGAN TRUST I

J.P. Morgan Municipal Bond Funds

JPMorgan National Municipal Income Fund

(All Share Classes)

(the “Fund”)

Supplement dated October 27, 2025

to the current Summary Prospectuses and Prospectuses, as supplemented

Effective as of the close of business on October 24, 2025, the assets of the Fund were transferred to JPMorgan Municipal ETF (the “Acquiring Fund”), a series of J.P. Morgan Exchange-Traded Fund Trust, in a tax-free reorganization, and shareholders of the Fund became shareholders of the Acquiring Fund.

As a result, the Fund is no longer offered for investment, and all references to the Fund in the Prospectuses and the Statement of Additional Information are removed.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF ADDITIONAL

INFORMATION FOR FUTURE REFERENCE

SUP-MUNI-MF-1025